Exhibit 32.1

               GRAHAM CORPORATION AND SUBSIDIARIES

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Graham Corporation (the "Company") on Form 10-Q for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements  of section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





November 18, 2004                       /s/ Alvaro Cadena
-----------------                       ------------------
Date                                    Alvaro Cadena
                                        President and
                                        Chief Executive Officer


A signed original of this written statement required by Section 906 or other document authenticating, acknowledging or otherwise adopting the signature that appears in the typed form within the electronic version of this written statement required by Section 906, has been provided to Graham Corporation and will be retained by Graham Corporation and furnished to the Securities and Exchange Commission or its staff upon request.